UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2021

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Ebix Way, Johns Creek, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 281-2020

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	EBIX	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)     The Company’s annual meeting of shareholders was held on October 14, 2021 virtually, via web access. As of the record date, September 7, 2021, there were a total of 30,943,439 shares of Common Stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 26,724,536 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present.

(b)     Set forth below are the matters acted upon by the Company’s shareholders at the annual meeting and the final voting results on each such matter.

(1)

The nominees named below were elected to serve as a member of the Board of Directors of the Company for a one-year term until the 2022 annual meeting of shareholders and until their respective successors are duly elected and qualified, and the voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Hans U. Benz	15,752,526	7,859,219	3,112,791
Pavan Bhalla	20,793,114	2,818,630	3,112,791
Neil D. Eckert	15,422,100	8,189,645	3,112,791
Rolf Herter	22,727,075	884,670	3,112,791
Hans Ueli Keller	14,846,237	8,765,508	3,112,791
George W. Hebard III	18,720,527	4,891,218	3,112,791
Priyanka Kaul	23,188,456	423,289	3,112,791
Robin Raina	22,766,706	845,039	3,112,791

(2)	The selection of KG Somani & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions
26,447,204	241,767	35,565

(3)	The compensation paid to Ebix’s named executive officers was approved with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,934,907	11,615,385	61,452	3,112,791

There were no other items of business raised during the meeting and the meeting was duly adjourned.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2021

EBIX, INC.

By:	/s/ Charles M. Harrell
Name:	Charles M. Harrell
Title:	General Counsel